U.S. SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C. 20549



                            FORM 8-K


                         CURRENT REPORT


               Pursuant to Section 13 or 15(d) of
               the Securities Exchange Act of 1934



                Date of Report: November 14, 1996




                     SDT HOLDING CORPORATION
     (Exact name of registrant as specified in its charter)



                            COLORADO
         (State or other jurisdiction of incorporation)



                0-24590                       84-1275559
         (Commission File No.)               (IRS Employer
                                           Identification No.)



              1 Stoke Road
                Guildford
             Surrey, England                    GU1 4HW
(Address of principal executive offices)       (Zip code)






Registrant's telephone number, including area code:
011-44-1483-458-300

Item 1(a). Change in Control of Registrant.

     Effective October 30, 1996, pursuant to a definitive agreement (attached hereto and incorporated herein as Exhibit 2.0) (the "Agreement") SDT Holding Corporation (the "Company") acquired all of the issued and outstanding securities of European Business Group
(UK), Plc., ("EBG"), an English corporation with its principal place of business located in Surrey, England. The terms of the transaction involved the Company undertaking a forward split of its issued and outstanding common shares whereby 8 shares of common stock were issued in exchange for every one (1) share of common stock and thereafter, the Company issued an aggregate of 18,000,000 shares of its "restricted" common stock (post forward split) to the former shareholders of EBG in exchange for all of the issued and outstanding stock of EBG. EBG remains in existence as a wholly-owned foreign subsidiary of the Company.

     Pursuant to the terms of the Agreement the Company's officers and directors, Andrew I. Telsey, R. Michel Perlmutter, Brad Weiman and Darlene D. Kell, resigned their respective positions in the Company and the following persons were appointed as new officers and/or directors of the Company:


                NAME                             OFFICE
          Carsten Iversen               Chairman of the Board &
                                        President

          Haakon S. Walvik              Secretary

          Christopher John Emms         Chief Executive Officer &
                                        Director


     The percentage of voting securities of the Company now beneficially owned directly or indirectly by the entity who acquired control and the identity of the entities who acquired control are as follows:

                                                          Percent
Name of                       Amount and Nature of           of
Beneficial Owner              Beneficial Ownership         Class
Northbridge Finance Limited         9,000,000              40.9%

Roseworth Financial Services,
Limited                             9,000,000              40.9%


Item 2.  Acquisition or Disposition of Assets.

     Effective October 30, 1996, the Company acquired all of the issued and outstanding securities of EBG, consisting of 59,050,000 shares of common stock, par value Pounds 1 per share. The nature and

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

amount of consideration given in connection with the agreement was the issuance of 18,000,000 shares of "restricted" common stock of the Company to the former EBG shareholders. The consideration given and received was determined by arms-length negotiations between the principals of the Company and principals of EBG. No material relationship existed or presently exists between management of the companies.

     EBG is a leasing company doing business through 16 wholly owned subsidiary companies. For purposes herein, all references to EBG shall include EBG and its subsidiaries. EBG's business is centered around two specific segments of the leasing industry, including (i) marine containers; and (ii) the sale of licensing rights to city information billboards worldwide (primarily in the U.S.). EBG has 10 employees and retains consultants and independent contractors on an as needed basis. Following is a description of EBG's businesses:

Marine Containers

     EBG's marine container leasing business takes advantage of a 25% capital allowance (similar to an investment tax credit) allowed by Inland Revenue (United Kingdom taxing authority). EBG, through a wholly owned subsidiary, Lupa Marine, acquires marine container hire purchase agreements and rehires the containers at a 30% mark-up to its clients. The containers are then leased to a succession of other companies. The clients generate positive cash flow from the turn-key leasing transaction and they receive a 25% capital allowance to use against their income taxes. EBG derives its income from the difference of the purchase price and sales price of the containers and from the residual value of the contracts at expiration.

     The average markup over the cost of the asset and the sales price is 30%. The profit is booked over the term of the contracts (generally five years). Based on the 30% average markup of the sales price, EBG (through Lupa Marine) earns 5.22% of the sales price of the asset each year of the contract as its profit. If the client does not pay EBG as agreed, EBG can take the containers back and the client incurs sever tax liabilities.

     To date, EBG has completed 64 marine container contracts representing approximately 74,000 TEU's (TEU is the equivalent of one 20 foot marine container unit) of marine containers. The contracts expire between July 7, 1999, and September 23, 2001. The residual values of the aforementioned contracts are approximately
$160.9 million.  All of EBG's clients are rated "A" by Dun &
Bradstreet and they all had a net income of over Pounds 2 million in the past year.

City Information Boards

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

     EBG's primary future business area is the licensing rights of City Info Billboards. City Info Billboards are advertising boards in busy central locations that carry maps for the public to obtain information on shopping, restaurants, and other local facilities. EBG has developed different structures using the City Info Billboards. The concept has been used by other companies owned by the principals of the company, but EBG has not had activity in this area as of the date of this report. The Company plans to initiate its City Info Billboard business during fiscal 1997.

     In one structure ("PTS"), EBG, through a subsidiary, will sell the licensing rights to City Info Billboards in all U.S. states. EBG will receive 20% of the purchase price of the billboards as its profit (5% up front and 15% when the investor's tax return is approved).

     In another structure ("EIS"), EBG is a wholesaler of billboard license rights in the UK to financial institutions. The sale of the license rights in the UK are under negotiation and the estimated sales price is Pounds 19,200,000 ($31.6 million). It should be noted that Inland Revenue approved this structure on November 11, 1996.

     EBG's products are tailored for specific markets, but all of the products are designed to be tax efficient for UK companies or individuals that have certain levels of taxable income. The marine container products are intended for companies and the billboard products are for individuals.

     EBG currently has no direct competitors in the UK. EBG's structure allows the client to acquire assets or underlying businesses that have complementary tax structures. The group has an extensive network of contacts that enable EBG to develop products in accordance with local and national laws. EBG's indirect competition comes from other products that offer advantageous tax treatment.

Item 4.  Changes in Registrant's Certifying Accountant.

     On November 14, 1996, Kish, Leake & Associates, P.C., the Registrant's independent accountant for the Registrant's two most recent fiscal years, resigned. The Registrant's financial statements for the last two years prepared by Kish, Leake & Associates, P.C., contained no adverse opinion or disclaimer of opinion, or was qualified as to uncertainty, audit scope, or accounting principles.

     Also on November 15, 1996, the Registrant engaged the accounting firm of BDO Seidman as the independent public accountants to audit the Registrant's fiscal year ended June 30, 1997, as well as future financial statements, to replace the firm of Kish, Leake & Associates, P.C., which was the principal independent public accountant as reported in the Registrant's Form 10-KSB as filed with the Securities & Exchange Commission. This change in independent accountants was approved by the Board of Directors of the Registrant.

     There were no disagreements within the last two fiscal years and subsequent periods with Kish, Leake & Associates, P.C., on any matter of accounting principles or practices, financial statement disclosure, or auditing scope of procedure, which disagreement(s), if not resolved to the satisfaction of Kish, Leake & Associates, P.C., would have caused that firm to make reference in connection with its reports to the subject matter of the disagreement(s) or any reportable events.

     The Registrant has requested that Kish, Leake & Associates, P.C., furnish it with a letter addressed to the Commission stating whether it agrees with the above statements. A copy of such letter, dated November 14, 1996, is filed as Exhibit 16 to this Form 8-K.

Item 6.  Resignation of Registrant's Directors.

     Andrew I. Telsey, Darlene D. Kell, Brad Weiman and R. Michel Perlmutter resigned as officers and directors of the Company, as applicable, on October 30, 1996, all of whom constituted the complete Board of Directors of the Company as of said date.

Item 7(a) and 7(b). Financial Statements and Pro Forma Financial
Statements

     The Registrant hereby undertakes to file with the Commission an amendment to this Form 8-K wherein the Registrant shall provide the audited financial statements of EBG and the Company's pro forma financial statements within sixty (60) days after the filing of this Form 8-K.

Item 7(c).  Exhibits.

     Number         Exhibit

      2.0 Agreement and Plan of Reorganization between the Company and European Business Group, Plc.
                    dated October 30, 1996.

     16.0           Letter of Resignation of Registrant's
                    independent certified accountant, Kish, Leake
                    & Associates, P.C.

     17.1           Letter of Resignation of Andrew I. Telsey as
                    President and a director of the Company.

     17.2           Letter of Resignation of Darlene D. Kell as

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

                    Secretary of the Company.

     17.3 Letter of Resignation of Brad Weiman as a director of the Company.

     17.4 Letter of Resignation of R. Michel Perlmutter as a director of the Company.

                           SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   SDT HOLDING CORPORATION



                                   By:/s/ Carsten Iversen
                                      Carsten Iversen,
                                      President


Dated:  November 14, 1996

                     SDT HOLDING CORPORATION


                     EXHIBIT 2.0 TO FORM 8-K


              AGREEMENT AND PLAN OF REORGANIZATION

                     BETWEEN THE COMPANY AND

                  EUROPEAN BUSINESS GROUP PLC.

                     DATED OCTOBER 30, 1996

              AGREEMENT AND PLAN OF REORGANIZATION

                          by and among

                     SDT HOLDING CORPORATION
                     a Colorado corporation


                               and


               EUROPEAN BUSINESS GROUP (UK), PLC.
                     an English corporation















                Effective as of October 30, 1996

              AGREEMENT AND PLAN OF REORGANIZATION

     THIS AGREEMENT AND PLAN OF REORGANIZATION, made and entered into this 30th day of October 1996, by and between SDT HOLDING CORPORATION, a Colorado corporation with its principal place of business located at 2851 S. Parker Road, Suite 720, Aurora, Colorado 80014 ("SDT"), EUROPEAN BUSINESS GROUP (UK), PLC., an English corporation with its principal place of business located at 1 Stoke Road, Guildford, Surrey GU1 4HW, England ("EBG") and the individuals listed on Exhibit "A" attached hereto and specifically incorporated herein by this reference (the "EBG Shareholders"), (EBG and the EBG Shareholders hereinafter jointly referred to as the "EBG Parties").

                            Premises

     A. This Agreement provides for the reorganization of EBG with and into SDT, with EBG becoming a wholly-owned subsidiary of SDT, and in connection therewith, the conversion of the outstanding common stock of EBG into shares of common voting stock of SDT, all for the purpose of effecting a tax-free reorganization pursuant to sections 354 and 368(a) of the Internal Revenue Code of 1986, as amended.

     B. The boards of directors of EBG and SDT have determined, subject to the terms and conditions set forth in this Agreement, that the exchange contemplated hereby, as a result of which EBG would become a wholly owned subsidiary of SDT is desirable and in the best interests of their stockholders. This Agreement is being entered into for the purpose of setting forth the terms and conditions of the proposed exchange.

                            Agreement

     NOW, THEREFORE, on the stated premises and for and in consideration of the mutual covenants and agreements hereinafter set forth and the mutual benefits to the parties to be derived herefrom, it is hereby agreed as follows:

                            ARTICLE I

          REPRESENTATIONS, COVENANTS AND WARRANTIES OF
                              EBG

     As an inducement to and to obtain the reliance of SDT, EBG represents and warrants as follows:

     Section 1.1  Organization.   EBG is a corporation duly
organized, validly existing, and in good standing under the laws of England and has the corporate power and is duly authorized, qualified, franchised and licensed under all applicable laws, regulations, ordinances and orders of public authorities to own all of its properties and assets and to carry on its business in all material respects as it is now being conducted, including qualification to do business as a foreign corporation in the jurisdiction in which the character and location of the assets owned by it or the nature of the business transacted by it requires qualification. Included in the EBG Schedules (as hereinafter defined) are complete and correct copies of the articles of incorporation, bylaws and amendments thereto of EBG as in effect on the date hereof. The execution and delivery of this Agreement does not and the consummation of the transactions contemplated by this Agreement in accordance with the terms hereof will not violate any provision of EBG's articles of incorporation or bylaws. EBG has full power, authority and legal right and has taken all action required by law, its articles of incorporation, its bylaws or otherwise to authorize the execution and delivery of this Agreement.

     Section 1.2 Capitalization. The authorized capitalization of
EBG consists of 70,000,000 Common Shares, par value Pounds 1 per share. As of the Closing Date, there will be 59,050,000 shares of EBG's
Common Stock issued and outstanding (the "EBG Common Shares"). All issued and outstanding shares are legally issued, fully paid and nonassessable and are not issued in violation of the preemptive or other rights of any person. EBG has no other securities, warrants or options authorized or issued.

     Section 1.3 Subsidiaries and Predecessor Corporations. Except as otherwise set forth in the EBG Schedules, EBG does not have any other subsidiaries and does not own, beneficially or of record, any shares of any other corporation.

     Section 1.4 Financial Statements. Included in the EBG Schedules is an audited financial statement, including a balance sheet, statement of operations, shareholder equity and cash flows and notes thereto, dated as of August 31, 1996. Relevant thereto:

               (a) the EBG balance sheet presents fairly as of its date the financial condition of EBG. EBG does not have, as of the date of such balance sheet, except as noted and to the extent reflected or reserved against therein, any liabilities or obligations (absolute or contingent) which should be reflected in a balance sheet or the notes thereto and all assets reflected therein are properly reported and present fairly the value of the assets of EBG, in accordance with generally accepted accounting principles;

               (b) EBG has no liabilities with respect to the payment of any non-U.S., or federal, state, county, local or other taxes (including any deficiencies, interest or penalties), except for taxes accrued but not yet due and payable;

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

               (c) EBG has filed all income tax returns in those jurisdictions where the same are required to be filed by it from inception to the date hereof;

               (d) The books and records, financial and others, of EBG are in all material respects complete and correct and have been maintained in accordance with good business accounting practices; and

               (e) except as and to the extent disclosed in the most recent EBG balance sheet and the EBG Schedules, EBG has no material contingent liabilities, direct or indirect, matured or unmatured.

     Section 1.5 Information. The information concerning EBG set forth in this Agreement and in the EBG Schedules is complete and accurate in all material respects and does not contain any untrue statement of a material fact or omit to state a material fact required to make the statements made, in light of the circumstances under which they were made, not misleading.

     Section 1.6 Options and Warrants. There are no existing options, warrants, calls or commitments of any character to which EBG is a party and by which it is bound.

     Section 1.7 Absence of Certain Changes or Events. Except as set forth in this Agreement, the EBG Schedules, or as otherwise disclosed to SDT, since August 31, 1996:

               (a) there has not been: (i) any material adverse change in the business, operations, properties, assets or condition of EBG; or (ii) any damage, destruction or loss to EBG (whether or not covered by insurance) materially and adversely affecting the business, operations, properties, assets or condition of EBG;

               (b) EBG has not: (i) amended its articles of incorporation or bylaws; (ii) declared or made, or agreed to declare or make, any payment of dividends or distributions of any assets of any kind whatsoever to stockholders or purchased or redeemed or agreed to purchase or redeem any of its capital stock; (iii) waived any rights of value which in the aggregate are extraordinary or material considering the business of EBG; (iv) made any material change in its method of management, operation or accounting; (v) entered into any other material transaction; (vi) made any accrual or arrangement for or payment of bonuses or special compensation of any kind or any severance or termination pay to any present or former officer or employee; (vii) increased the rate of compensation payable or to become payable by it to any of its officers or directors or any

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

          of its employees whose monthly compensation exceeds $5,000; or (viii) made any increase in any profit sharing, bonus, deferred compensation, insurance, pension, retirement or other employee benefit plan, payment or arrangement made to, for, or with its officers, directors or employees.

               (c) EBG has not: (i) granted or agreed to grant any options, warrants or other rights for its stocks, bonds or other corporate securities calling for the issuance thereof; (ii) borrowed or agreed to borrow any funds or incurred or become subject to, any material obligation or liability (absolute or contingent) except liabilities incurred in the ordinary course of business; (iii) paid any material obligation or liability (absolute or contingent) other than current liabilities reflected in or shown on the most recent EBG balance sheet and current liabilities incurred since that date in the ordinary course of business; (iv) sold or transferred, or agreed to sell or transfer, any of its assets, properties or rights (except assets, properties or rights not used or useful in its business which, in the aggregate have a value of less than $10,000); (v) made or permitted any amendment or termination of any contract, agreement or license to which it is a party if such amendment or termination is material, considering the business of EBG; or (vi) issued, delivered or agreed to issue or deliver any stock, bonds or other corporate securities, including debentures (whether authorized and unissued or held as treasury stock); and

               (d) to the best knowledge of EBG, it has not become subject to any law or regulation which materially and adversely affects, or in the future may adversely affect, the business, operations, properties, assets or condition of EBG.

     Section 1.8 Title and Related Matters. EBG has good and marketable title to and is the sole and exclusive owner of all of its properties, inventory, interests in properties and assets, real and personal (collectively, the "Assets") which are reflected in the most recent EBG unaudited balance sheet and the EBG Schedules or acquired after that date (except properties, interests in properties and assets sold or otherwise disposed of since such date in the ordinary course of business), free and clear of all liens, pledges, charges or encumbrances except: (a) statutory liens or claims not yet delinquent; (b) such imperfections of title and easements as do not and will not, materially detract from or interfere with the present or proposed use of the properties subject thereto or affected thereby or otherwise materially impair present business operations on such properties; and (c) as described in the EBG Schedules. Except as set forth in the EBG

Schedules, EBG owns free and clear of any liens, claims, encumbrances, royalty interests or other restrictions or limitations of any nature whatsoever and all procedures, techniques, marketing plans, business plans, methods of management or other information utilized in connection with EBG's business. Except as set forth in the EBG Schedules, no third party has any right to, and EBG has not received any notice of infringement of or conflict with asserted rights of others with respect to any product, technology, data, trade secrets, know-how, proprietary techniques, trademarks, service marks, trade names or copyrights which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a materially adverse affect on the business, operations, financial conditions or income of EBG or any material portion of its properties, assets or rights.

     Section 1.9 Litigation and Proceedings. To the best of EBG's knowledge and belief, there are no actions, suits, proceedings or investigations pending or threatened by or against EBG or affecting EBG or its properties, at law or in equity, before any court or other governmental agency or instrumentality, domestic or foreign or before any arbitrator of any kind that would have a material adverse affect on the business, operations, financial condition or income of EBG. EBG does not have any knowledge of any default on its part with respect to any judgment, order, writ, injunction, decree, award, rule or regulation of any court, arbitrator or governmental agency or instrumentality or of any circumstances which, after reasonable investigation, would result in the discovery of such a default.

     Section 1.10  Contracts.

               (a) Except as included or described in the EBG Schedules, there are no material contracts, agreements, franchises, license agreements or other commitments to which EBG is a party or by which it or any of its assets, products, technology or properties are bound;

               (b) Except as included or described in the EBG Schedules or reflected in the most recent EBG balance sheet, EBG is not a party to any oral or written: (i) contract for the employment of any officer or employee which is not terminable on thirty (30) days or less notice; (ii) profit sharing, bonus, deferred compensation, stock option, severance pay, pension benefit or retirement plan, agreement or arrangement covered by Title IV of the Employee Retirement Income Security Act, as amended; (iii) agreement, contract or indenture relating to the borrowing of money; (iv) guaranty of any obligation, other than one on which EBG is a primary obligor, for collection and other guaranties of obligations, which, in the aggregate do not exceed more than one year or providing for payments in excess of

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

          $10,000 in the aggregate; (v) consulting or other similar contracts with an unexpired term of more than one year or providing for payments in excess of $10,000 in the aggregate; (vi) collective bargaining agreements; (vii) agreement with any present or former officer or director of EBG; or (viii) contract, agreement or other commitment involving payments by it of more than $10,000 in the aggregate; and

               (c) To EBG's knowledge, all contracts, agreements, franchises, license agreements and other commitments to which EBG is a party or by which its properties are bound and which are material to the operations of EBG taken as a whole, are valid and enforceable by EBG in all respects, except as limited by bankruptcy and insolvency laws and by other laws affecting the rights of creditors generally.

     Section 1.11 Material Contract Defaults. To the best of EBG's knowledge and belief, EBG is not in default in any material respect under the terms of any outstanding contract, agreement, lease or other commitment which is material to the business, operations, properties, assets or condition of EBG, and there is no event of default in any material respect under any such contract, agreement, lease or other commitment in respect of which EBG has not taken adequate steps to prevent such a default from occurring.

     Section 1.12 No Conflict With Other Instruments. The execution of this Agreement and the consummation of the transactions contemplated by this Agreement will not result in the breach of any term or provision of, or constitute an event of default under, any material indenture, mortgage, deed of trust or other material contract, agreement or instrument to which EBG is a party or to which any of its properties or operations are subject.

     Section 1.13 Governmental Authorizations. To the best of EBG's knowledge, EBG has all licenses, franchises, permits or other governmental authorizations legally required to enable EBG to conduct its business in all material respects as conducted on the date hereof. Except for compliance with U.S. securities and English corporation laws, as hereinafter provided, no authorization, approval, consent or order of, or registration, declaration or filing with, any court or other governmental body is required in connection with the execution and delivery by EBG of this Agreement and the consummation by EBG of the transactions contemplated hereby.

     Section 1.14 Compliance With Laws and Regulations. To the best of EBG's knowledge, except as disclosed in the EBG Schedules, EBG has complied with all applicable statutes and regulations of any governmental entity or agency.

     Section 1.15 Insurance. All of the insurable properties of EBG are insured for EBG's benefit in accordance with the insurance policies disclosed in the EBG Schedules under valid and enforceable policies issued by insurers of recognized responsibility. Such policy or policies containing substantially equivalent coverage will be outstanding and in full force at the Closing Date.

     Section 1.16 Approval of Agreement. The board of directors of EBG has authorized the execution and delivery of this Agreement by EBG, has approved the transactions contemplated hereby and approved the submission of this Agreement and the transactions contemplated hereby to the stockholders of EBG for their unanimous approval with the recommendation that the reorganization be accepted.

     Section 1.17 Material Transactions or Affiliations. Except as disclosed herein and in the EBG Schedules, there exists no material contract, agreement or arrangement between EBG and any predecessor and any person who was at the time of such contract, agreement or arrangement an officer, director or person owning of record, or known by EBG to own beneficially, ten percent (10%) or more of the issued and outstanding EBG Common Shares and which is to be performed in whole or in part after the date hereof. In all of such transactions, the amount paid or received, whether in cash, in services or in kind, has been during the full term thereof, and is required to be during the unexpired portion of the term thereof, no less favorable to EBG than terms available from otherwise unrelated parties in arms length transactions. There are no commitments by EBG, whether written or oral, to lend any funds to, borrow any money from or enter into any other material transactions with, any such affiliated person.

     Section 1.18 Labor Relations. EBG has never had a work stoppage resulting from labor problems. To the best knowledge of EBG, no union or other collective bargaining organization is organizing or attempting to organize any employee of EBG.

     Section 1.19 Previous Sales of Securities. Since inception, EBG has sold EBG Common Shares to investors in reliance upon applicable exemptions from the registration requirements under the laws of the jurisdiction of England. All such sales were made in accordance with the laws of England and no sales were made to any resident of the United States.

     Section 1.20 EBG Schedules. Upon execution hereof, EBG will deliver to SDT the following schedules if applicable to the business or organization of EBG, which are collectively referred to as the "EBG Schedules" and which consist of separate schedules dated as of the date of this Agreement and instruments and data as of such date, all certified by the chief executive officer of EBG as complete, true and correct in all material respects:

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

               (a) copies of the articles of incorporation, bylaws and all minutes of shareholders' and directors' meetings of EBG, or such other corporate documentation and records required to maintain EBG in good standing in England;

               (b) the financial statements of EBG referenced hereinabove in Section 1.4;

               (c) a list indicating the name and address of the stockholders of EBG, together with the number of shares owned by them;

               (d) copies of all licenses, permits and other governmental authorizations, requests or applications therefor, pursuant to which EBG carries on or proposes to carry on its business (except those which in the aggregate, are immaterial to the present or proposed business of EBG);

               (e) a list of every debt, mortgage, security interest, pledge, lien, encumbrance or claim of any nature whatsoever in excess of $10,000 as may affect EBG, its properties or assets;

               (f) a list of all executive employees of EBG, including current compensation, with notation as to job description and whether or not such employee is subject to a written contract;

               (g) a description of all real and personal property owned by EBG, together with a description of every mortgage, deed of trust, pledge, lien, agreement, encumbrance, claim or equity interest of any nature whatsoever in such real and personal property;

               (h) copies of all material contracts, leases, agreements or other instruments to which EBG is a party or by which it or its properties are bound;

               (i) the name and location of each bank or other institution with which EBG has an account or safety deposit box and the names of all persons authorized to draw thereon or having access thereto;

               (j) a list of all patent applications, copyrights, trademarks, service marks and trade names that are pertinent in any manner whatsoever to the development, testing, registration, assembly, manufacture, use or sale of any products or services used in the business of EBG and in which either EBG or EBG's stockholders has or previously had any direct or indirect, equitable or legal right or interest;

               (k) a copy of all material documentation relating to the sale of EBG Common Shares by EBG to its present stockholders;

               (l)  a list of insurance policies referred to in
          Section 1.15;

               (m) a description of any material adverse change in the business operations, property, inventory, assets or condition of EBG since the most recent EBG balance sheet required to be provided pursuant to Section 1.7;

               (n) any other information, together with any required copies of documents required to be disclosed in the EBG Schedules by Sections 1.1 through 1.19.

     EBG shall cause the EBG Schedules and the instruments and data delivered to SDT hereunder to be updated after the date hereof up to and including the Closing Date, as hereinafter defined.

                           ARTICLE II

            REPRESENTATIONS, COVENANTS AND WARRANTIES
                             OF SDT

     As an inducement to, and to obtain the reliance of EBG, SDT represents and warrants as follows:

     Section 2.1 Organization. SDT is a corporation duly organized, validly existing and in good standing under the laws of the state of Colorado and has the corporate power and is duly authorized, qualified, franchised and licensed under all applicable laws, regulations, ordinances and orders of public authorities to own all of its properties and assets and to carry on its business in all material respects as it are now being conducted, including qualification to do business as a foreign corporation in the states in which the character and location of the assets owned by it or the nature of the business transacted by it requires qualification. Included in the SDT Schedules (as hereinafter defined) are complete and correct copies of the articles of incorporation, amended articles of incorporation (collectively, hereinafter referred to as the "articles of incorporation") and bylaws of SDT as in effect on the date hereof. The execution and delivery of this Agreement does not and the consummation of the transactions contemplated by this Agreement in accordance with the terms hereof will not, violate any provision of SDT's articles of incorporation or bylaws. SDT has taken all action required by law, its articles of incorporation, its bylaws or otherwise to authorize the execution and delivery of this Agreement. SDT has full power, authority and legal right and has taken all action required by law, its articles of incorporation, bylaws or otherwise to consummate the transactions herein contemplate.

     Section 2.2 Capitalization. The authorized capitalization of SDT consists of 100,000,000 shares of Common Stock, no par value per share and 2,000,000 shares of Preferred Stock, no par value per share. As of the date hereof there are 500,000 Common Shares of SDT issued and outstanding. There are no Preferred Shares issued or outstanding.. Prior to the Closing Date, as defined hereinbelow, the Board of Directors of SDT shall undertake a forward split of the SDT issued and outstanding Common Stock, whereby 8 shares of Common Stock shall be issued in exchange for every 1 share of Common Stock presently issued and outstanding, in order to establish the number of issued and outstanding common shares to be 4,000,000. As of the Closing Date, as defined herein, there will be no more than 4,000,000 common shares issued and outstanding and reserved for issuance (the "SDT Common Shares") held by the then existing securities holders of SDT. All issued and outstanding SDT Common Shares have been legally issued, fully paid and are nonassessable.

     Section 2.3  Subsidiaries.  SDT has no subsidiary companies.

     Section 2.4  Financial Statements.

               (a) Included in the SDT Schedules are the audited consolidated balance sheet of SDT for the years ended June 30, 1996 and 1995 and the related statements of operations, stockholders' equity and cash flows for the year then ended, which are included in the schedules identified in Section 2.18(c).

               (b)  All such financial statements have been
          prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved. The SDT balance sheets presents fairly as of their respective dates the financial condition of SDT. SDT did not have as of the date of any of such SDT balance sheets, any liabilities or obligations (absolute or contingent) which should be reflected in a balance sheet or the notes thereto prepared in accordance with generally accepted accounting principles, and all assets reflected therein are properly reported and present fairly the value of the assets of SDT, in accordance with generally accepted accounting principles. The statements of operations, stockholders' equity and changes in financial position reflect fairly the information required to be set forth therein by generally accepted accounting principles;

               (c) The books and records, financial and others, of SDT are in all material respects complete and correct and have been maintained in accordance with good business accounting practices;

               (d) SDT has no liabilities with respect to the payment of any federal, state, county, local or other taxes (including any deficiencies, interest or penalties);

               (e) As of the Closing Date, as defined herein the SDT balance sheet and the notes thereto, shall reflect that SDT has: (i) no receivables; (ii) no accounts payable; and (iii) no contingent liabilities, direct or indirect, matured or unmatured.

     Section 2.5 Information. The information concerning SDT as set forth in this Agreement and in the SDT Schedules is complete and accurate in all material respects and does not contain any untrue statement of a material fact or omit to state a material fact required to make the statements made, in light of the circumstances under which they were made, not misleading.

     Section 2.6 Absence of Certain Changes or Events. Except as described herein or in the SDT Schedules, since June 30, 1996:

               (a) SDT has not: (i) amended its articles of incorporation or bylaws; (ii) waived any rights of value which in the aggregate are extraordinary or material considering the business of SDT; (iii) made any material change in its method of management, operation or accounting; or (iv) made any accrual or arrangement for or payment of bonuses or special compensation of any kind or any severance or termination pay to any present or former officer or employee;

               (b) SDT has not: (i) granted or agreed to grant any options, warrants or other rights for its stocks, bonds or other corporate securities calling for the issuance thereof, which option, warrant or other right has not been cancelled as of the Closing Date; (ii) borrowed or agreed to borrow any funds or incurred or become subject to, any material obligation or liability (absolute or contingent) except liabilities incurred in the ordinary course of business; and

               (c) to the best knowledge of SDT, it has not become subject to any law or regulation which materially and adversely affects, or in the future may adversely affect, the business, operations, properties, assets or condition of SDT.

     Section 2.7  Title and Related Matters.  As of the Closing
Date, SDT will own no real, personal or intangible property.

     Section 2.8 Litigation and Proceedings. There are no actions, suits or proceedings pending or, to the best of SDT's knowledge and belief, threatened by or against or affecting SDT, at law or in equity, before any court or other governmental agency or instrumentality, domestic or foreign, or before any arbitrator of any kind that would have a material adverse effect on the business, operations, financial condition, income or business prospects of SDT. SDT does not have any knowledge of any default on its part with respect to any judgment, order, writ, injunction, decree, award, rule or regulation of any court, arbitrator or governmental agency or instrumentality.

     Section 2.9 Contracts. On the Closing Date and except as previously disclosed to EBG by SDT or as included in the SDT
Schedules herein:

               (a)  There will be no material contracts,
          agreements, franchises, license agreements, or other commitments to which SDT is a party or by which it or any of its properties are bound;

               (b) SDT will not be a party to any contract, agreement, commitment or instrument or subject to any charter or other corporate restriction or any judgment, order, writ, injunction, decree or award which materially and adversely affects, or in the future may (as far as SDT can now foresee) materially and adversely affect, the business, operations, properties, assets or conditions of SDT; and

               (c) SDT will not be a party to any material oral or written: (i) contract for the employment of any officer or employee; (ii) profit sharing, bonus, deferred compensation, stock option, severance pay, pension, benefit or retirement plan, agreement or arrangement covered by Title IV of the Employee Retirement Income Security Act, as amended; (iii) agreement, contract or indenture relating to the borrowing of money; (iv) guaranty of any obligation for the borrowing of money or otherwise, excluding endorsements made for collection and other guaranties of obligations, which, in the aggregate exceeds $1,000; (v) consulting or other similar contract with an unexpired term of more than one year or providing for payments in excess of $10,000 in the aggregate; (vi) collective bargaining agreement; (vii) agreement with any present or former officer or director of SDT; or (viii) contract, agreement, or other commitment involving payments by it of more than $10,000 in the aggregate.

     Section 2.10 No Conflict With Other Instruments. The execution of this Agreement and the consummation of the transactions contemplated by this Agreement will not result in the breach of any term or provision of, or constitute an event of default under, any material indenture, mortgage, deed of trust or other material contract, agreement or instrument to which SDT is a party or to which any of its properties or operations are subject.

     Section 2.11 Material Contract Defaults. To the best of SDT's knowledge and belief, SDT is not in default in any material respect under the terms of any outstanding contract, agreement, lease or other commitment which is material to the business, operations, properties, assets or condition of SDT, and there is no event of default in any material respect under any such contract, agreement, lease or other commitment in respect of which SDT has not taken adequate steps to prevent such a default from occurring.

     Section 2.12 Governmental Authorizations. To the best of SDT's knowledge, SDT has all licenses, franchises, permits and other governmental authorizations that are legally required to enable it to conduct its business operations in all material respects as conducted on the date hereof. Except for compliance with federal and state securities or corporation laws, no authorization, approval, consent or order of, or registration, declaration or filing with, any court or other governmental body is required in connection with the execution and delivery by SDT of the transactions contemplated hereby.

     Section 2.13 Compliance With Laws and Regulations. To the best of SDT's knowledge and belief, SDT has complied with all applicable statutes and regulations of any federal, state or other governmental entity or agency thereof, except to the extent that noncompliance would not materially and adversely affect the business, operations, properties, assets or condition of SDT or would not result in SDT's incurring any material liability.

     Section 2.14 Insurance. SDT has no insurable properties and no insurance policies will be in effect at the Closing Date, as hereinafter defined.

     Section 2.15 Approval of Agreement. The board of directors of SDT has authorized the execution and delivery of this Agreement by SDT and has approved the transactions contemplated hereby. The approval of this Agreement by SDT's shareholders is not required.

     Section 2.16 Material Transactions or Affiliations. Except for the retainer agreement between SDT and Andrew I. Telsey, P.C., for the providing of legal services, as of the Closing Date there will exist no material contract, agreement or arrangement between SDT and any person who was at the time of such contract, agreement or arrangement an officer, director or person owning of record, or known by SDT to own beneficially, ten percent (10%) or more of the issued and outstanding common stock of SDT and which is to be performed in whole or in part after the date hereof. SDT has no commitment, whether written or oral, to lend any funds to, borrow any money from or enter into any other material transactions with, any such affiliated person.

     Section 2.17 Labor Relations. SDT has never had a work stoppage resulting from labor problems. SDT has no employees other than its officers and directors.

     Section 2.18 SDT Schedules. Upon execution hereof, SDT shall deliver to EBG the following schedules, which are collectively referred to as the "SDT Schedules" which are dated the date of this Agreement, all certified by an officer of SDT to be complete, true and accurate:

               (a) complete and correct copies of the articles of incorporation and bylaws of SDT as in effect as of the date of this Agreement;

               (b) copies of all financial statements of SDT identified in Section 2.4(a);

               (c) the description of any material adverse change in the business, operations, property, assets, or condition of SDT since June 30, 1996 required to be provided pursuant to Section 2.6; and

               (d) any other information, together with any required copies of documents, required to be disclosed in the SDT Schedules by Sections 2.1 through 2.17.

          SDT shall cause the SDT Schedules and the instruments to be delivered to EBG hereunder to be updated after the date hereof up to and including the Closing Date.

                           ARTICLE III

                       EXCHANGE PROCEDURE

     Section 3.1 Delivery of EBG Securities. On the Closing Date, the holders of the EBG Common Shares shall deliver to SDT (i) certificates or other documents evidencing all of the issued and outstanding EBG Common Shares, duly endorsed in blank or with executed stock power attached thereto in transferrable form and
(ii) investment letters, the form of which is attached hereto as Exhibit "B".

     Section 3.2 Issuance of SDT Common Shares. (a) In exchange for all of the EBG Common Share tendered pursuant to Section 3.1, SDT shall issue an aggregate of 18,000,000 "restricted" SDT Common Shares to the EBG shareholders on a pro rata basis.

     (b) No fractional SDT Common Shares shall be issued pursuant to this Section 3.2. In lieu of such fractional shares, all shares to be issued shall be rounded up or down to the nearest whole share.

     Section 3.3 Events Prior to Closing. Upon execution hereof or as soon thereafter as practical, management of SDT and EBG shall execute, acknowledge and deliver (or shall cause to be executed, acknowledged and delivered) any and all certificates, opinions, financial statements, schedules, agreements, resolutions, rulings or other instruments required by this Agreement to be so delivered, together with such other items as may be reasonably requested by the parties hereto and their respective legal counsel in order to effectuate or evidence the transactions contemplated hereby, subject only to the conditions to Closing referenced hereinbelow.

     Section 3.4 Closing. The closing ("Closing") of the transactions contemplated by this Agreement shall be as of the date in which all of the shareholders of EBG have approved the terms of this Agreement ("Closing Date"), and all documentation referenced herein is delivered to the respective party herein, unless a different date is mutually agreed to in writing by the parties hereto.

     Section 3.5  Termination.

          (a) This Agreement may be terminated by the board of directors of either SDT or EBG at any time prior to the Closing Date if:

               (i) there shall be any action or proceeding before any court or any governmental body which shall seek to restrain, prohibit or invalidate the transactions contemplated by this Agreement and which, in the judgment of such board of directors, made in good faith and based on the advice of its legal counsel, makes it inadvisable to proceed with the exchange contemplated by this Agreement; or

               (ii) any of the transactions contemplated hereby are disapproved by any regulatory authority whose approval is required to consummate such transactions; or

               (iii) the conditions described in Section 6.6 below have not been satisfied in full.

     In the event of termination pursuant to this paragraph (a) of this Section 3.5, no obligation, right, or liability shall arise hereunder and each party shall bear all of the expenses incurred by it in connection with the negotiation, drafting and execution of this Agreement and the transactions herein contemplated;

          (b) This Agreement may be terminated at any time prior to the Closing Date by action of the board of directors of SDT if EBG shall fail to comply in any material respect with any of its covenants or agreements contained in this Agreement or if any of the representations or warranties of EBG contained herein shall be inaccurate in any material respect, which noncompliance or inaccuracy is not cured after 20 days' written notice thereof is given to EBG. If this Agreement is terminated pursuant to this paragraph (b) of this Section 3.5, this Agreement shall be of no further force or effect and no obligation, right or liability shall arise hereunder; and

          (c) This Agreement may be terminated at any time prior to the Closing Date by action of the board of directors of EBG if SDT shall fail to comply in any material respect with any of its covenants or agreements contained in this Agreement or if any of the representations or warranties of SDT contained herein shall be inaccurate in any material respect, which noncompliance or inaccuracy is not cured after 20 days written notice thereof is given to SDT. If this Agreement is terminated pursuant to this paragraph (c) of Section 3.5, this Agreement shall be of no further force or effect and no obligation, right or liability shall arise hereunder.

     Section 3.6 Directors of SDT. Upon the Closing, the present members of SDT's Board of Directors shall tender their resignations seriatim so that the following persons are appointed directors of SDT in accordance with procedures set forth in the SDT bylaws:
Carsten Iversen (who shall be appointed Chairman of the Board of Directors) and Christopher John Emms. Each director shall hold office until his successor shall have been duly elected and shall have qualified or until his earlier death, resignation or removal.

     Section 3.7 Officers of SDT. Upon the Closing, the present officers of SDT shall tender their resignations and simultaneous therewith, the following persons shall be elected as officers of SDT in accordance with procedures set forth in the SDT bylaws:

               NAME                     OFFICE

          Carsten Iversen               Chairman of the Board,
                                        President

          Christopher John Emms         Chief Executive Officer

          Haakon S. Walvik              Secretary

                           ARTICLE IV

                        SPECIAL COVENANTS

     Section 4.1 Access to Properties and Records. SDT and EBG will each afford to the officers and authorized representatives of the other full access to the properties, books and records of SDT and EBG, as the case may be, in order that each may have full opportunity to make such reasonable investigation as it shall desire to make of the affairs of the other and each will furnish the other with such additional financial and operating data and other information as to the business and properties of SDT and EBG, as the case may be, as the other shall from time to time reasonably request.

     Section 4.2 Availability of Rule 144. Each of the parties acknowledge that the stock of SDT to be issued pursuant to this Agreement will be "restricted securities," as that term is defined in Rule 144 promulgated pursuant to the Securities Act. SDT is under no obligation to register such shares under the Securities Act, or otherwise. Notwithstanding the foregoing, however, following the Closing Date, SDT will use its best efforts to: (a) make publicly available on a regular basis not less than semi-annually, business and financial information regarding SDT so as to make available to the shareholders of SDT the provisions of Rule 144 pursuant to subparagraph (c)(2) thereof; and (b) within ten
(10) days of any written request of any stockholder of SDT, SDT will provide to such stockholder written confirmation of compliance with such of the foregoing subparagraph as may then be applicable. The stockholders of SDT holding restricted securities of SDT as of the date of this Agreement and their respective heirs, administrators, personal representatives, successors and assigns, are intended third party beneficiaries of the provisions set forth herein. The covenants set forth in this Section 4.2 shall survive the Closing and the consummation of the transactions herein contemplated.

     Section 4.3 Information for SDT Public Reports. EBG will furnish SDT with all information concerning EBG and the EBG Stockholders, including all financial statements, required for inclusion in any registration statement or public report intended to be filed by SDT pursuant to the Securities Act, the Exchange Act, or any other applicable federal or state law. EBG covenants that all information so furnished for either such registration statement or other public release by SDT, including the financial statements described in Section 1.4, shall be true and correct in all material respects without omission of any material fact required to make the information stated not misleading.

     Section 4.4 Special Covenants and Representations Regarding the SDT Common Shares to be Issued in the Exchange. The consummation of this Agreement, including the issuance of the SDT Common Shares to the stockholders of EBG as contemplated hereby, constitutes the offer and sale of securities under the Securities Act, and applicable state statutes. Such transaction shall be consummated in reliance on exemptions from the registration and prospectus delivery requirements of such statutes which depend, inter alia, upon the circumstances under which the EBG stockholders acquire such securities. In connection with reliance upon exemptions from the registration and prospectus delivery requirements for such transactions, at the Closing, EBG shall cause to be delivered, and the EBG stockholders shall deliver to SDT, the investment letter referenced in Section 3.1.

     Section 4.5 Third Party Consents. SDT and EBG agree to cooperate with each other in order to obtain any required third party consents to this Agreement and the transactions herein contemplated.

     Section 4.6  Actions Prior to Closing.

               (a) From and after the date of this Agreement until the Closing Date and except as set forth in the SDT or EBG Schedules or as permitted or contemplated by this Agreement, EBG will each use its best efforts to:

                    (i)  carry on its business in substantially
               the same manner as it has heretofore;

                    (ii)  maintain and keep its properties in
               states of good repair and condition as at present, except for depreciation due to ordinary wear and tear and damage due to casualty;

                    (iii)  maintain in full force and effect
               insurance comparable in amount and in scope of coverage to that now maintained by it;

                    (iv)  perform in all material respects all of
               its obligations under material contracts, leases and instruments relating to or affecting its assets, properties and business;

                    (v)  maintain and preserve its business
               organization intact, to retain its key employees and to maintain its relationship with its material suppliers and customers; and

                    (vi)  fully comply with and perform in all
               material respects all obligations and duties imposed on it by all federal and state laws and all rules, regulations and orders imposed by federal or state governmental authorities.

               (b) From and after the date of this Agreement until the Closing Date, neither SDT nor EBG will, without the prior consent of the other party:

                    (i)  except as otherwise specifically set
               forth herein, make any change in their respective certificates or articles of incorporation or bylaws;

                    (ii)  declare or pay any dividend on its
               outstanding shares of capital stock, except as may otherwise be required by law, or effect any stock split or otherwise change its capitalization, except as provided herein;

                    (iii)  enter into or amend any employment,
               severance or similar agreements or arrangements with any directors or officers;

                    (iv)  issue any shares of its capital stock
               except pursuant to an offering or offerings of SDT Common Shares at a per share price of at least $3.50, provided that the number of shares sold in such offering or offerings does not cause the total number of SDT Common Shares to be issued to exceed 142,858 Shares;

                    (v)  grant, confer or award any options,
               warrants, conversion rights or other rights not existing on the date hereof to acquire any shares of its capital stock; or

                    (vi)  purchase or redeem any shares of its
               capital stock, except as disclosed herein.

     Section 4.9  Indemnification.

               (a) EBG hereby agrees to indemnify SDT and each of the officers, agents and directors of SDT as of the date of execution of this Agreement against any loss, liability, claim, damage or expense (including, but not limited to, any and all expense whatsoever reasonably incurred in investigating, preparing or defending against any litigation, commenced or threatened or any claim whatsoever), to which it or they may become subject arising out of or based on any inaccuracy appearing in or misrepresentation made in this Agreement. The indemnification provided for in this paragraph shall survive the Closing and consummation of the transactions contemplated hereby and termination of this Agreement for a period of 18 months; and

               (b) SDT and its officers and directors hereby agrees to indemnify EBG and each of the officers, agents, directors and current shareholders of EBG as of the Closing Date against any loss, liability, claim, damage or expense (including, but not limited to, any and all expense whatsoever reasonably incurred in investigating, preparing or defending against any litigation, commenced or threatened or any claim whatsoever), to which it or they may become subject arising out of or based on any inaccuracy appearing in or misrepresentation made in this Agreement and particularly the representation regarding no liabilities referred to in Section 2.4(b). The indemnification provided for in this Section shall survive the Closing and consummation of the transactions contemplated hereby and termination of this Agreement for a period of 18 months.

                            ARTICLE V

              CONDITIONS PRECEDENT TO OBLIGATIONS
                             OF SDT

     The obligations of SDT under this Agreement are subject to the satisfaction, at or before the Closing Date, of the following conditions:

     Section 5.1 Accuracy of Representations. The representations and warranties made by EBG in this Agreement were true when made and shall be true at the Closing Date with the same force and effect as if such representations and warranties were made at the Closing Date (except for changes therein permitted by this Agreement) and EBG shall have performed or complied with all covenants and conditions required by this Agreement to be performed or complied with by EBG prior to or at the Closing. SDT shall be furnished with a certificate, signed by a duly authorized officer of EBG and dated the Closing Date, to the foregoing effect.

     Section 5.2 Stockholder Approval. The stockholders of EBG shall have unanimously approved this Agreement and the transactions contemplated thereby.

     Section 5.3 Officer's Certificate. On the Closing Date SDT shall be furnished with a certificate dated the Closing Date and signed by a duly authorized officer of EBG to the effect that (i) no litigation, proceeding, investigation or inquiry is pending or, to the best knowledge of EBG, threatened, which might result in an action to enjoin or prevent the consummation of the transactions contemplated by this Agreement or, to the extent not disclosed in the EBG Schedules, by or against EBG which might result in any material adverse change in any of the assets, properties, business or operations of EBG; and (ii) including the disclosure described in Section 5.1, above herein.

     Section 5.4 No Material Adverse Change. Prior to the Closing Date, there shall not have occurred any material adverse change in the financial condition, business or operations of nor shall any event have occurred which, with the lapse of time or the giving of notice, may cause or create any material adverse change in the financial condition, business or operations of EBG.

     Section 5.5 Opinion of Counsel to EBG. SDT shall receive an opinion dated the Closing Date of Grundberg Mocatta, counsel to EBG, in substantially the following form:

               (a) EBG is a corporation duly organized, validly existing, and in good standing under the laws of England and has the corporate power and is duly authorized, qualified, franchised and licensed under all material applicable laws, regulations, ordinances and orders of public authorities to own all of its properties and assets and to conduct its business as now conducted, including qualification to do business as a foreign corporation in the states in which the character and location of the assets owned by it or the nature of the business transacted by it requires qualification;

               (b) To the best knowledge of such legal counsel, the execution and delivery by EBG of this Agreement and the consummation of the transactions contemplated by this Agreement in accordance with the terms hereof will not conflict with or result in the breach of any term or provision of EBG's articles of incorporation or bylaws or violate any court order, writ, injunction or decree applicable to EBG, or its properties or assets;

               (c) The authorized capitalization of EBG consists of 70,000,000 Common Shares, par value Pounds 1 per share. As of the Closing Date, all of the authorized common shares will be issued and outstanding. All issued and outstanding shares are legally issued, fully paid and nonassessable and not issued in violation of the preemp-tive rights of any person. Except as set forth in the EBG Schedules, to the best knowledge of such legal counsel, there are no outstanding subscriptions, options, rights, warrants, convertible securities or other agreements or commitments obligating EBG to issue any additional shares of any class of its capital stock.

               (d) This Agreement has been duly and validly authorized, executed and delivered by EBG;

               (e) To the best knowledge of such legal counsel, except as set forth in the EBG Schedules, there are no actions, suits or proceedings pending or threatened by or against or affecting EBG or its properties, at law or in equity, before any court or other governmental agency or instrumentality, domestic or foreign or before any arbitrator of any kind;

               (f) EBG has taken all actions required by the applicable laws of England to permit the transfer of the EBG Common Shares to SDT.

     Section 5.6 Other Items. SDT shall have received such further documents, certificates or instruments relating to the transactions contemplated hereby as SDT may reasonably request.

                           ARTICLE VI

           CONDITIONS PRECEDENT TO OBLIGATIONS OF EBG

          The obligations of EBG under this Agreement are subject to the satisfaction, at or before the Closing Date (unless otherwise indicated herein), of the following conditions:

     Section 6.1 Accuracy of Representations. The representations and warranties made by SDT in this Agreement were true when made and shall be true as of the Closing Date (except for changes therein permitted by this Agreement) with the same force and effect as if such representations and warranties were made at and as of the Closing Date, and SDT shall have performed and complied with all covenants and conditions required by this Agreement to be per-formed or complied with by SDT prior to or at the Closing. EBG shall have been furnished with a certificate, signed by a duly authorized executive officer of SDT and dated the Closing Date, to the foregoing effect.

     Section 6.2 Officer's Certificate. EBG shall be furnished with a certificate dated the Closing Date and signed by a duly authorized officer of SDT to the effect that (i) no litigation, proceeding, investigation or inquiry is pending or, to the best knowledge of SDT, threatened, which might result in an action to enjoin or prevent the consummation of the transactions contemplated by this Agreement or, to the extent not disclosed in the SDT Schedules, by or against SDT which might result in any material adverse change in any of the assets, properties, business or operations of SDT; and (ii) including the disclosure described in
Section 6.1, above herein.

     Section 6.3 No Material Adverse Change. Prior to the Closing Date, there shall not have occurred any material adverse change in the financial condition, business or operations of nor shall any event have occurred which, with the lapse of time or the giving of notice, may cause or create any material adverse change in the financial condition, business or operations of SDT.

     Section 6.5 Opinion of Counsel to SDT. EBG shall receive an opinion dated the Closing Date of Andrew I. Telsey, P.C., counsel to SDT, in substantially the following form:

               (a) SDT is a corporation duly organized, validly existing, and in good standing under the laws of the state of Colorado and has the corporate power and is duly authorized, qualified, franchised, and licensed under all applicable laws, regulations, ordinances and orders of public authorities to own all of its properties and assets and to carry on its business in all material respects as it is now being conducted, including qualifi-cation to do business as a foreign corporation in the states in which the character and location of the assets owned by it or the nature of the business transacted by it requires qualification;

               (b) To the best knowledge of such legal counsel, the execution and delivery by SDT of this Agreement and the consummation of the transactions contemplated by this Agreement in accordance with the terms hereof will not conflict with or result in the breach of any term or provision of SDT's articles of incorporation or bylaws or constitute a default or give rise to a right of termina-tion, cancellation or acceleration under any material mortgage, indenture, deed of trust, license agreement or other obligation or violate any court order, writ, injunction or decree applicable to SDT or its properties or assets;

               (c) The authorized capitalization of SDT consists of 100,000,000 shares of Common Stock, no par value per share and 2,000,000 shares of Preferred Stock, no par value per share. As of the Closing Date, there will be no more than 4,000,000 common shares issued and outstanding and reserved for issuance (post forward split), held by the then existing securities holders of SDT. All issued and outstanding shares are legally issued, fully paid and nonassessable and not issued in violation of the preemptive rights of any person.

               (d) The SDT Common Shares to be issued to the EBG stockholders pursuant to the terms of this Agreement will be, when issued in accordance with the terms hereof, legally issued, fully paid and non-assessable;

               (e) This Agreement has been duly and validly authorized, executed, and delivered and constitutes the legal and binding obligation of SDT, except as limited by bankruptcy and insolvency laws and by other laws affecting the rights of creditors generally;

               (f) To the best knowledge of such counsel, except as set forth in the SDT Schedules, there are no actions, suits or proceedings pending or threatened by or against SDT or affecting SDT's properties, at law or in equity, before any court or other governmental agency or instrumentality, domestic or foreign or before any arbitrator of any kind; and

               (g) SDT has taken all actions required by the applicable laws of the state of Colorado to permit the issuance of the SDT Common Shares to the EBG stock-holders.

     Section 6.6 Compliance with Reporting Requirements. As of the Closing Date, SDT shall be current in, and in compliance with all requirements of, all filings required to be tendered to the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

     Section 6.7 Other Items. EBG shall have received such further documents, certificates, or instruments relating to the transactions contemplated hereby as EBG may reasonably request.

                           ARTICLE VII

                          MISCELLANEOUS

     Section 7.1  Brokers and Finders.  Except as set forth in
Schedule 7.1, each party hereto hereby represents and warrants that it is under no obligation, express or implied, to pay certain finders in connection with the bringing of the parties together in the negotiation, execution, or consummation of this Agreement. The parties each agree to indemnify the other against any claim by any third person not listed in Schedule 7.1 for any commission, brokerage or finder's fee or other payment with respect to this Agreement or the transactions contemplated hereby based on any alleged agreement or understanding between the indemnifying party and such third person, whether express or implied from the actions of the indemnifying party.

     Section 7.2 Law. Forum and Jurisdiction. This Agreement shall be construed and interpreted in accordance with the laws of the State of Colorado, except as the corporate law of England applies to EBG and as US federal law may be applicable.

     Section 7.3 Notices. Any notices or other communications required or permitted hereunder shall be sufficiently given if personally delivered to it or sent by registered mail or certified mail, postage prepaid, or by prepaid telegram addressed as follows:

          If to SDT:               Andrew I. Telsey, Esq.
                                   2851 S. Parker Rd., Su. 720
                                   Aurora, CO 80014

          If to EBG:               Carsten Iversen, Esq.
                                   Grundberg Mocatta
                                   Connectas House
                                   29 Asingdon Road
                                   Kensington, London W8 6AH

or such other addresses as shall be furnished in writing by any party in the manner for giving notices hereunder, and any such notice or communication shall be deemed to have been given as of the date so delivered, mailed, or telegraphed.

     Section 7.4 Attorneys' Fees. In the event that any party institutes any action or suit to enforce this Agreement or to secure relief from any default hereunder or breach hereof, the breaching party or parties shall reimburse the non-breaching party or parties for all costs, including reasonable attorneys' fees, incurred in connection therewith and in enforcing or collecting any judgment rendered therein.

     Section 7.5 Confidentiality. Each party hereto agrees with the other parties that, unless and until the reorganization contem-plated by this Agreement has been consummated, they and their representatives will hold in strict confidence all data and information obtained with respect to another party or any subsidiary thereof from any representative, officer, director or employee, or from any books or records or from personal inspection, of such other party, and shall not use such data or information or disclose the same to others, except: (i) to the extent such data is a matter of public knowledge or is required by law to be published; and (ii) to the extent that such data or information must be used or disclosed in order to consummate the transactions contemplated by this Agreement.

     Section 7.6 Schedules; Knowledge. Each party is presumed to have full knowledge of all information set forth in the other party's schedules delivered pursuant to this Agreement.

     Section 7.7 Third Party Beneficiaries. This contract is solely among SDT and the EBG Parties and, except as specifically provided, no director, officer, stockholder, employee, agent, independent contractor or any other person or entity shall be deemed to be a third party beneficiary of this Agreement.

     Section 7.8 Entire Agreement. This Agreement represents the entire agreement between the parties relating to the subject matter hereof. This Agreement alone fully and completely expresses the agreement of the parties relating to the subject matter hereof. There are no other courses of dealing, understandings, agreements, representations or warranties, written or oral, except as set forth herein. This Agreement may not be amended or modified, except by a written agreement signed by all parties hereto.

     Section 7.9 Survival; Termination. The representations, warranties and covenants of the respective parties shall survive the Closing Date and the consummation of the transactions herein contemplated for 18 months.

     Section 7.10 Counterparts. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original and all of which taken together shall be but a single instrument.

     Section 7.11 Amendment or Waiver. Every right and remedy provided herein shall be cumulative with every other right and remedy, whether conferred herein, at law, or in equity, and may be enforced concurrently herewith, and no waiver by any party of the performance of any obligation by the other shall be construed as a waiver of the same or any other default then, theretofore, or thereafter occurring or existing. At any time prior to the Closing Date, this Agreement may be amended by a writing signed by all parties hereto, with respect to any of the terms contained herein, and any term or condition of this Agreement may be waived or the time for performance hereof may be extended by a writing signed by the party or parties for whose benefit the provision is intended.

     Section 7.12 Incorporation of Recitals. All of the recitals hereof are incorporated by this reference and are made a part hereof as though set forth at length herein.

     Section 7.13 Expenses. Each party herein shall bear all of their respective costs and expenses incurred in connection with the negotiation of this Agreement and in the consummation of the transactions provided for herein and the preparation therefor.

     Section 7.14 Headings; Context. The headings of the sections and paragraphs contained in this Agreement are for convenience of reference only and do not form a part hereof and in no way modify, interpret or construe the meaning of this Agreement.

     Section 7.15 Benefit. This Agreement shall be binding upon and shall insure only to the benefit of the parties hereto, and their permitted assigns hereunder. This Agreement shall not be assigned by any party without the prior written consent of the other party.

     Section 7.16 Public Announcements. Except as may be required by law, neither party shall make any public announcement or filing with respect to the transactions provided for herein without the prior consent of the other party hereto.

     Section 7.17 Severability. In the event that any particular provision or provisions of this Agreement or the other agreements contained herein shall for any reason hereafter be determined to be unenforceable, or in violation of any law, governmental order or regulation, such unenforceability or violation shall not affect the remaining provisions of such agreements, which shall continue in full force and effect and be binding upon the respective parties hereto.

     Section 7.18 Failure of Conditions; Termination. In the event any of the conditions specified in this Agreement shall not be fulfilled on or before the Closing Date, either of the parties have the right either to proceed or, upon prompt written notice to the other, to terminate and rescind this Agreement without liability to any other party. The election to proceed shall not affect the right of such electing party reasonably to require the other party to continue to use its efforts to fulfill the unmet conditions.

     Section 7.19 No Strict Construction. The language of this Agreement shall be construed as a whole, according to its fair meaning and intendment, and not strictly for or against either party hereto, regardless of who drafted or was principally responsible for drafting the Agreement or terms or conditions hereof.

     Section 7.20 Execution Knowing and Voluntary. In executing this Agreement, the parties severally acknowledge and represent that each: (a) has fully and carefully read and considered this Agreement; (b) has been or has had the opportunity to be fully apprised of its attorneys of the legal effect and meaning of this document and all terms and conditions hereof; and (c) is executing this Agreement voluntarily, free from any influence, coercion or duress of any kind.

     IN WITNESS WHEREOF, the corporate parties hereto have caused this Agreement to be executed by their respective officers, hereunto duly authorized, and entered into as of the date first above written.

                              SDT HOLDING CORPORATION
ATTEST:


s/Darlene D. Kell             By: s/Andrew I. Telsey
Secretary or                      Andrew I. Telsey, President
Assistant Secretary

ATTEST:                       EUROPEAN BUSINESS GROUP (UK) PLC.



s/Haakon S. Walvik            By: s/Carsten Iversen
Secretary or                      Carsten Iversen, Chairman
Assistant Secretary

EBG SHAREHOLDERS

NORTHBRIDGE FINANCE LIMITED


By: s/Ole R. Jespersen
For and on behalf of Closeby Ltd. and Faraway Ltd.
Its: Directors

ROSEWORTH FINANCIAL SERVICES LIMITED


By: s/Ole R. Jespersen
For and on behalf of Closeby Ltd. and Faraway Ltd.
Its:  Directors

                           EXHIBIT "A"


                    LIST OF EBG SHAREHOLDERS

Name of Shareholders of EBG:

Northbridge Finance Limited (50%)

Roseworth Financial Services (50%)

                            EXHIBIT "B"


                    FORM OF INVESTMENT LETTER

                       INVESTMENT LETTER


October 30, 1996



SDT Holding Corporation
2851 S. Parker Road, Suite 720
Aurora, Colorado 80014

Gentlemen:

The undersigned herewith deposits certificate(s) for shares of common stock of European Business Group Plc., an English corporation, ("EBG"), as described below (endorsed, or having executed stock powers attached) in acceptance of and subject to the terms and conditions of that certain Agreement and Plan of Reorganization (the "Agreement"), between EBG and SDT Holding Corporation ("SDT" or the "Company"), dated October 30, 1996, receipt of which is hereby acknowledged, in exchange for shares of Common Stock of SDT (the "Exchange Shares"). If any condition precedent to the Agreement is not satisfied within the relevant time parameters established in the Agreement (or any extension thereof), the certificate(s) are to be returned to the undersigned.

The undersigned hereby represents, warrants, covenants and agrees with you that, in connection with the undersigned's acceptance of the Exchange Shares and as of the date of this letter:

     1. The undersigned is aware that its acceptance of the Exchange Shares is irrevocable, absent an extension of the Expiration Date of any material change to any of the terms and conditions of the Agreement.

     2. The undersigned warrants full authority to deposit all shares referred to above and that SDT will acquire a good and unencumbered title thereto.

     3. The undersigned is a corporation in good standing in the jurisdiction in which it was incorporated and the officer of such corporation has full power and authority to enter into this agreement and that this agreement constitutes a valid and legally binding obligation of the undersigned entity.

     4. By execution hereof, the undersigned hereby confirms that the SDT common stock to be received in exchange for EBG common stock (the "Securities"), will be acquired for investment for the undersigned's own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that the undersigned has no present intention of selling, granting any participation in, or otherwise distributing the same. By execution hereof, the undersigned further represents the undersigned does not have any contract, undertaking, agreement or arrangement with any third party, with respect to any of the Securities.

     5. The undersigned understands that the Securities are being issued pursuant to available exemption thereto and have not been registered under the Securities Act of 1933, as amended (the "1933 Act"), or under any state securities laws. The undersigned understands that no registration statement has been filed with the United States Securities and Exchange Commission nor with any other regulatory authority and that, as a result, any benefit which might normally accrue to a holder such as me by an impartial review of such a registration statement by the Securities and Exchange Commission or other regulatory authority will not be forthcoming. The undersigned understands that he/she/it cannot sell the Securities unless such sale is registered under the 1933 Act and applicable state securities laws or exemptions from such registration become available. In this connection the undersigned understands that the Company has advised the Transfer Agent for the Common Shares that the Securities are "restricted securities" under the 1933 Act and that they may not be transferred by the undersigned to any person without the prior consent of the Company, which consent of the Company will require an opinion of my counsel to the effect that, in the event the Securities are not registered under the 1933 Act, any transfer as may be proposed by the undersigned must be entitled to an exemption from the registration provisions of the 1933 Act. To this end, the undersigned acknowledges that a legend to the following effect will be placed upon the certificate representing the Securities and that the Transfer Agent has been advised of such facts:

     THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY BE OFFERED AND SOLD ONLY IF REGISTERED PURSUANT TO HE PROVISIONS OF THE ACT OR IF AN EXEMPTION FROM REGISTRATION THEREUNDER IS AVAILABLE, THE AVAILABILITY OF WHICH MUST BE ESTABLISHED TO THE SATISFACTION OF THE COMPANY.

     The undersigned understands that the foregoing legend on the undersigned's certificate for the Common Shares limits their value, including their value as collateral.

     6. The undersigned represents that it is experienced in evaluation and investing in securities of companies and acknowledges that it is able to fend for itself, can bear the economic risk of this investment and has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of the investment in the Securities.

     In Witness Whereof, the undersigned has duly executed this Investment Letter as of the date indicated hereon.

Dated: October 30, 1996

Very truly yours,


(name of corporation)                   Attest:


By:
   President                            Secretary

Address to which correspondence
should be sent:

___________________________
(address)


____________________________
(address)

                     SDT HOLDING CORPORATION


                    EXHIBIT 16.0 TO FORM 8-K


                      LETTER OF RESIGNATION

     OF REGISTRANT'S INDEPENDENT CERTIFIED PUBLIC ACCOUNTANT

                      KISH, LEAKE & ASSOCIATES, P.C.

                       Certified Public Accountants


J.D. Kish, C.P.A., M.B.A.               7901 E. Belleview Ave., Suite 220
James D. Leake, C.P.A., M.T.                    Englewood, Colorado 80111
____________________________                     Telephone (303) 779-5006
Arleen R. Brogan, C.P.A.                         Facsimile (303) 779-5724





November 14, 1996



Securities and Exchange Commission
450 5th Street N.W.
Washington, D.C.  20549

We would like to inform you that we have read the disclosures provided by SDT Holding Corporation in its filing of Form 8-K dated November 14, 1996 and that there are no disagreements regarding the statements made under Item 4 - Changes in Registrant's Certifying Accountant.



Sincerely,

Kish, Leake & Associates, P.C.

Kish, Leake & Associates, P.C.

                     SDT HOLDING CORPORATION


                    EXHIBIT 17.1 TO FORM 8-K


                      LETTER OF RESIGNATION

                       OF ANDREW I. TELSEY

TO THE BOARD OF DIRECTORS OF
SDT HOLDING CORPORATION


Gentlemen:

     I hereby submit my resignation as President and as a Director of SDT Holding Corporation effective this date.


                                     s/Andrew I. Telsey
                                   Andrew I. Telsey

     Dated:  Oct. 30, 1996

                     SDT HOLDING CORPORATION


                    EXHIBIT 17.2 TO FORM 8-K


                      LETTER OF RESIGNATION

                       OF DARLENE D. KELL

                        October 30, 1996






TO THE BOARD OF DIRECTORS OF
SDT HOLDING CORPORATION


Gentlemen:

     I hereby submit my resignation as Secretary of SDT Holding
Corporation effective this date.


                                     s/Darlene D. Kell
                                   Darlene D. Kell

                     SDT HOLDING CORPORATION


                    EXHIBIT 17.3 TO FORM 8-K


                      LETTER OF RESIGNATION

                         OF BRAD WEIMAN

                        October 30, 1996





TO THE BOARD OF DIRECTORS OF
SDT HOLDING CORPORATION


Gentlemen:

     I hereby submit my resignation as a Director of SDT Holding
Corporation effective this date.


                                    s/Brad Weiman
                                   Brad Weiman

                     SDT HOLDING CORPORATION


                    EXHIBIT 17.4 TO FORM 8-K


                      LETTER OF RESIGNATION

                     OF R. MICHEL PERLMUTTER

                        October 30, 1996




TO THE BOARD OF DIRECTORS OF
SDT HOLDING CORPORATION


Gentlemen:

     I hereby submit my resignation as a Director of SDT Holding
Corporation effective this date.


                                    s/R. Michel Perlmutter
                                   R. Michel Perlmutter